Exhibit 99.1

Gulf South Bank Conference May 1, 2006

Statements made in this presentation, including in response to questions, which are not historical facts are forward-looking statements, as the term is defined in the Private Securities Litigation Reform Act of 1995. The forward-looking statements include statements about opportunities for long-term deposits and new relationships, redevelopment of areas affected by Hurricane Katrina, potential markets for expansion, capital position, small-and mid-sized business customers, growth of insurance commission revenue, credit culture, loan demand and the future operating results of BancorpSouth, Inc., through BancorpSouth Bank and other operating subsidiaries. These forward- looking statements are based on management's current expectations and, as such, are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated. Factors that could cause actual results to differ from management's expectations include, but are not limited to, the ability of BancorpSouth to identify, consummate and integrate acquisitions, the ability of BancorpSouth to provide and market competitive products and services, the ability of BancorpSouth to manage growth and effectively serve and expanding customer and market base, changes in economic condition, the rate of economic recovery in the region affected by Hurricane Katrina, changes in BancorpSouth's expansion strategy, changes in the national economy and in the economy in BancorpSouth's market areas, changes in business conditions, including, for example, changes in interest rates and regulatory changes, and the other factors discussed in BancorpSouth's filings on Forms 10-K, 10-Q and 8-K as filed with the Securities and Exchange Commission from time to time. Except as required by law, BancorpSouth does not undertake any obligation to update or revise forward-looking statements to reflect events or circumstances after the date of this presentation. Forward-Looking Information 2

$11.9 billion in assets Six-state financial holding company 271 locations Provides comprehensive line of financial products and services to individuals and to small/mid-size businesses Traditional banking and non-interest products $2 billion market capitalization Profile 3

BancorpSouth's Six-State Footprint Banking Markets Insurance Markets 4

New BXS Markets 5

The BancorpSouth Mission Mission: Be the leading financial services company in our markets, close to our customers and focused on the communities we serve. Maximize shareholder value through consistently strong earnings performance, market share and maintenance of high quality assets. Continuously transform BancorpSouth into a truly diverse and comprehensive financial services company. Be our customers' provider of choice for financial services, a multi- faceted relationship providing greater value to both the customer and our company. Provide an inspiring career opportunity for dedicated professionals. 6

Meeting the Needs of Customers Continuously transform BancorpSouth into a truly diverse and comprehensive financial services company. 7

S.T.A.R. (Superior Techniques Assure Results): Employees are trained, incented and coached to profile customers and to cross-sell additional financial services. Employees are given goals in accordance with their individual position, and incentives are distributed as they reach their goals. S.T.A.R process also manages the customer service process. Strong Sales and Service Culture 8

2006 Campaign Results (January-March) Home Equity Lines of Credit 134% of goal achieved 20% increase in new lines 17% of new lines resulted from employee referrals Credit Cards 101% of goal achieved 80% increase in account openings 86% of new accounts resulted from employee referrals Personal Checking 115% of goal achieved 45% increase in account openings 27% of new accounts resulted from employee referrals S.T.A.R. Campaigns That Deliver Results Major campaigns are driven by the S.T.A.R. process. The featured product is promoted and incentives are increased during the campaign. 9 2005 Campaign Examples

9.5% 27.6% 25.0% 31.2% Internet Banking Experienced 9.5% growth in Internet banking customer accounts for 2005. Internet Banking Highlights 0 100,000 200,000 300,000 400,000 500,000 600,000 700,000 Internet Banking Customers Interbank Transfers via Internet Banking Bill Pay Users Bills Paid via Bill Pay Number 2004 2005 10

BancorpSouth Investment Services, Inc. Assets in Client Accounts $1,007,579,000 Accounts 5,575 Registered Offices 21 Registered Securities Representatives 57 BancorpSouth Investment Services, Inc, is a wholly owned subsidiary of BancorpSouth Bank and a member of NASD and SIPC. December 31,2005 11

Branch-Based Life Insurance and Annuity Sales Branch-Based Life Insurance and Annuity sales expand our financial services offerings within the Bank offices. 2005 524 Life and Annuity Licensed Bankers 1536 Life Insurance Policies issued $239,500,000 of issued coverage $156,000 average face amount 2222 Annuity Contracts issued $89,519,000 Total Premiums 12

Trust and Asset Management Continued growth in the number of Trust Accounts, Market Value of Assets and Trust Service Income. $3.4 billion $9.5 million 5,536 accounts 5.10% 9.80% 14.70% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% Market Value of Assets Trust Service Income Number of Accounts 2005 Percentage Change 13

2005 2004 Customers Households Customers, Households, & Cross-Sell Continued increase in number of customers and households: Numbers do not include Investments or Insurance. Also... Continued increase in accounts and services per household Continued decrease in single-service customers A multi-faceted relationship providing greater value to both the customer and the company. 416,200 409,448 508,787 498,233 14

Continued growth in demand deposits helped to increase core customer base. The strongest increase came in non-interest bearing demand deposits. Retail Banking 0.00% 5.00% 10.00% 15.00% 20.00% 25.00% Total Demand Deposit Growth Total Non-Interest Demand Deposit Growth Demand Deposit Growth March 31, 2005-March 31, 2006 15

Small Business Banking "Banking for Small Business" product package featuring Free Small Business Checking drives small business efforts Bundle of services promotes all lines of business 2005 Small Business Checking Growth Accounts increased 25% Balances increased 44% 16

Commercial Banking and Cash Management 2005 increases in Commercial Checking and Cash Management Services: 19.8% in Commercial Checking balances 43.0% in Cash Management customers 24.2% in Cash Management sweep product balances 23.8% in total analyzed fee equivalent revenue for Cash Management Approximately $1 billion in Cash Management Account balances. 17

Major Insurance Offices 18

2003 2004 2005 Revenue 39749000 56388000 59598000 Insurance Revenue BancorpSouth is ranked as the 22nd largest bank holding company in terms of insurance revenue. Insurance Commission Revenue 19

Selected Southeastern Bank Holding Companies Ranked by Insurance Revenue Rank (In thousands) BB&T Corporation, Winston-Salem, NC Wachovia Corporation, Charlotte, NC Regions Financial Corp., Birmingham, AL SunTrust Banks, Inc., Atlanta, GA BancorpSouth, Inc., Tupelo, MS 6 7 14 22 23 $714,189 $397,000 $79,730 $60,367 $59,994 2005 Source: American Bankers Insurance Association Trustmark Corporation, Jackson, MS AmSouth, Birmingham, AL 27 31 $44,751 $34,604 20

A Strong Credit Culture Achieve aggressive loan growth goals Maintain asset quality levels Consistently low levels of non-performing assets and loan losses 21

Loan Growth Loans increased 7.1% to $7.4 billion at 03/31/06 from $6.9 billion at 03/31/05 De novo entries -Longview, TX -Lufkin, TX -Tyler, TX -Huntsville, AL -Mobile, AL (Baldwin County) -NW Arkansas 22

Check 21 at BXS First bank in nation to implement multiple image exchange networks* - Federal Reserve - Endpoint Exchange - Viewpoint Peer to Peer Presenting over 15% of our items electronically *Source: FedFocus, November 2005, Federal Reserve Bank 23

Benefits Achieved Accelerated collection of $35 million/day in transit items Accelerated payment of $30 million/day in BXS items Remote branch image capture 24

Hurricane Katrina Impact 25

Hurricane Impact GO Zone Bonus Depreciation Allowance in first year of 50% of most new property investments Increased Expensing under Section 179 of IRS Code Special 5-Year Carry Back of NOLs Availability of up to $15 billion in tax-exempt bonds 27

$ Three Months Ended March 31, % Change 2006 2005 Net interest revenue 95,929 $ Provision for credit losses (3,860) Noninterest revenue 52,770 Noninterest expense 96,008 Income before income taxes 56,551 Income tax provision 18,806 Net Income 37,745 Net Income per share: diluted ..47 87,129 4,787 53,919 89,688 46,573 14,829 31,744 ..40 10.10% -180.64% -2.13% 7.05% 21.42% 26.82% 18.90% 17.50% 1st Quarter 2006 Operating Results Dollars in thousands, except per share amounts 28

Three Months Ended March 31, % Change 2006 2005 Return on average assets 10.17% Return on common equity 12.13% Net interest margin 1.18% 14.02% 3.64% 2.47% Average shares - diluted 79,541,988 78,518,145 1.30% Performance Ratios 1.30% 15.72% 3.73% 29

Net Interest Margin 30

Total assets Total earning assets Loans, net of unearned discount Allowance for credit losses Total deposits Common shareholders' equity Book value per share March 31, 2006 2005 % Change $ $ 11,889,164 10,779,583 7,395,287 96,017 9,793,203 997,565 12.59 10,829,104 9,881,109 6,907,387 92,706 9,079,407 921,516 11.78 9.80% 9.09% 7.06% 3.57% 7.86% 8.25% 6.88% Balance Sheet Dollars in thousands, except per share amounts 31

EPS Trends 32

Dividend History 33

Key Investment Considerations Unique market presence and growth opportunity Focused on retail customers and small/mid-size business High degree of local management authority Size leveraged to support local offices Substantial investment in technology Solid capital position Balance sheet structured for earnings enhancement Focused on shareholder value 34

The Emerging Regional Bank of the Mid-South